BB&T Capital Markets

Transportation Services Conference

February 16, 2012

Joe Hete, President & CEO

Quint Turner, CFO

Air Transport Services Group, Inc.

Safe Harbor Statement

Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification and deployment of Boeing 767 and Boeing 757 aircraft, the availability and cost to acquire used passenger aircraft for freighter modification, ATSG's continuing ability to place newly-modified aircraft into commercial service, ABX Air's ability to maintain on-time service and control costs under its new operating agreement with DHL, ATSG's ability to redeploy or sell surplus aircraft resulting from DB Schenker's restructuring of its U.S. air cargo operations, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unique Air Cargo Model, Serving Global Markets

History

1980	Formed as Airborne Express at former AFB in Clinton County (Wilmington) Ohio.
2003	DHL acquires Airborne's sort & logistics units; airline operations spun off as independent ABX Air, with DHL cost-plus contracts.
2007	Acquired CHI, with 2 cargo airlines, aircraft leasing unit. Parent later renamed ATSG.
2009	DHL-U.S. downsizes to international-only service, hub moved to Cincinnati
2010	New DHL agreements replace cost-plus with fixed-price aircraft leasing, plus crew, maintenance & insurance agreements. New strategy focused on leasing of converted Boeing freighters.
2012	Six businesses, 58 aircraft* operated, 2,000 employees, operating in North America, South America, Asia, Europe, Mideast.

ATSG Air Transport Services Group, Inc.

* See reconciliation in appendix #2

ATSG Today

Dry Leasing

CAM CARGO AIRCRAFT MANAGEMENT

- Dry leases primarily Boeing medium-body freighters to ATSG airlines and external customers
- Access to engine maintenance and component services
- External customers include DHL, Amerijet, CargoJet, First Air, RIO Airlines

ACMI / CMI

ABX AIR

- Provides 767 ACMI/ CMI services
- Customers include DHL, TNT, JAL

ATI AIR TRANSPORT INTERNATIONAL, L.L.C.

- Boeing 767, DC-8
- Customers include TNT, LAN, U.S. Military and DHL

CAPITAL CARGO INTERNATIONAL AIRLINES

- Boeing 727, 757
- Customers include DHL

Support Services

AIRBORNE MAINTENANCE & ENGINEERING SERVICES

- Heavy & line maintenance, component overhaul, engineering, manufacturing
- Customers include major airlines, private operators

LGSTX Services, Inc.

- Equipment leasing, and equipment and facility maintenance services
- Customers include major airlines, regional airports, private operators
- Logistic support services
- Sort management services for USPS

Transformation Drives Earnings Growth

Model Yields Solid Gains Since 3/31/2010 Restructuring



EBITDA*/*Adjusted EBITDA**
(in millions, from continuing operations)
$36.7
$3.6
$33.1
$42.2
$44.0
$46.4
$37.8
$31.0
-$6.8
$47.0
$0.4
$46.7
$48.3
-$29.0
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2010
2011



Pre-tax, *Adjusted Pre-tax Earnings**
(in millions, from continuing operations)
$10.8
$3.6
$7.2
$15.9
$16.7
$20.0
$11.4
-$4.6
$19.7
$0.4
$19.3
$22.4
-$29.0
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2010
2011

* EBITDA, Adjusted EBITDA, and Adjusted Pretax Earnings are non-GAAP financial measures and should not be considered alternatives to Net Income (loss) or any other performance measure derived in accordance with GAAP. See non-GAAP Reconciliation Tables on final page.

■ Adjustments consist of S&R payments (1Q 2010), credit facility termination expenses (1Q & 2Q 2011), derivatives gains/losses (1Q, 2Q & 3Q 2011), and impairment charges (3Q 2011).

ATSG
Air Transport Services Group, Inc.

3Q Adjusted Operating Results By Segment

$s in millions	Revenues 2011	Revenues 2010	Pre-Tax Earnings 2011	Pre-Tax Earnings 2010
CAM Leasing Segment	$ 37.1	$ 28.5	$ 16.2	$ 12.0
ACMI Services Segment:				
Airline services	118.9	102.4	2.8	3.4
Reimbursables	44.1	40.4	-	-
Other Activities	26.3	23.0	3.7	3.1
Eliminations	(30.9)	(26.6)		
Total Revenue	**$ 195.5**	**$ 167.7**		
Net unallocated interest			(0.3)	(1.8)
Adj. Pre-tax Earnings*			**$ 22.4**	**$ 16.7**
Income Tax* (3Q 2011 Proforma @ 37.7%)			(8.5)	(5.3)
Adj. Net Income*			**$ 13.9**	**$ 11.4**
Adj. EPS*			**$ 0.22**	**$ 0.18**

* Adjusted Pre-tax Earnings, Adjusted Net Income and Adjusted Earnings Per Share (EPS) are from continuing operations. Adjustments include $27.1 million in non-cash impairment charges and $1.9 million in unrealized losses on derivatives transactions. See Reconciliations to GAAP Pre-tax Earnings and GAAP Net Income and Earnings Per Share.

ATSG Air Transport Services Group, Inc.

Low Leverage Supports Continued Growth

Total Debt Reduced 34%, Leverage 41%, Since 2008

(in millions)



Debt Obligations
Total Debt/Adjusted EBITDA
$512.5
3.16
$377.4
2.71
$302.5
1.83
$336.1
1.88
2008
2009
2010
TTM 9/30/11

* Debt/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt plus Current Portion of Debt) divided by Adjusted EBITDA from Continuing Operations (See Reconciliation Table, final page).

Capital Spending Trends

(in millions)



Growth
Maintenance & Other
$112
$90
$22
$101
$69
$32
$111
$75
$36
$195E
$165E
$30E
$180-200E
$160-180E
$20E
2008
2009
2010
2011
2012

* 2011 and 2012 capital spending will depend on cost and timing to acquire and convert additional aircraft, and impact on capitalized maintenance expenditures from retirements and/or sales of DC-8 and Boeing 727 aircraft.

Air Transport Services Group, Inc.

ATSG Business Model

Midsize Freighters Dry Lease or ACMI, with Complementary Services

Purchase

Focus on the Boeing 767

More than 500 potential 767 conversion candidates, but few available due to 787 delays.

Purchase price must be consistent with 10-12% ROIC criteria, limit asset value risk.

Prefer multi-aircraft purchases from operators with solid reputations

► Modify

Identify and retain slots with preferred contractor

Maintain steady supply to diminish competitive threats

Upgrade avionics

Unit load device flexibility compatible with other modern Boeing aircraft, including 747s & 777s

Modified aircraft subject to extensive airframe heavy maintenance via AMES subsidiary.

► Deploy

Fundamental principle: balance of short- and long-term commitments.

Flexibility to respond to opportunities, but foundation of long-term dry leases.

Assessment includes:

- economic outlook,
- customer's air cargo network or markets
- midsize aircraft needs,
- customer concentration
- opportunity for value-adds

► Operate/Support

Expanding menu includes:

- flight crews for all fleet aircraft
- maintenance expertise for all fleet aircraft, plus DC-9s, 737s, etc.
- advanced avionics upgrade capability, including navigation/radar systems, flat panel displays, etc.
- cost-competitive technical services in central U.S. location.

ATSG
Air Transport Services Group, Inc.

ATSG Investment Strategy:

Illustrating Value-Creating Mid-size Freighter Deployments

Investment Illustration Assumption:

Cost to acquire and convert ATSG's current 767 freighter fleet (36 200s and 3 300s) at current market prices: about $725 Million.

ACMI: Dry Lease + CMI *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Incremental EBIT - ACMI	$15-18
Unlevered Total ROIC	**12.5-13.5%**

Dry Lease + Maint. Only, vs. Full CMI *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Incremental EBIT Maint. Only vs. Maint, CMI	$3-15
Unlevered Total ROIC	**10.8-13.1%**

Dry Lease Only *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Unlevered Total ROIC	**10.3-11.0%**

ATSG
Air Transport Services Group, Inc.

* Illustration based on current average investment costs to acquire & convert comparable 767 passenger aircraft to freighter configuration.

ATSG's Global Opportunities

Market Focus

Intra-Asia

- Rapid economic growth
- Manufacturing moving inland
- Ideal 767 range/ payload fit for 'spoke' routes



Boeing Intra-Asia Growth Outlook
High – 9.4%
Base – 7.9%
Low – 6.4%
2009
2014
2019
2024
2029

Americas

- Strong growth
- ATSG has Miami hub
- Ideal 767 range/ payload fit for north-south routes



Boeing Americas Growth Outlook
North America to/from:
Central Am: 6.0%
South Am: 5.8%
Caribbean: 2.0%
2009
2014
2019
2024
2029

Avg. Annual Demand Growth

By Region, 2009-2029

Source: Boeing World Air Cargo Forecast



Intra China 9.2%
Intra Asia 7.9%
Asia-N. America 6.7%
Europe-Asia 6.6%
S. Asia-Europe 6.5%
Europe-Mideast 6.0%
L. Amer.-N. Amer. 5.7%
Europe-L. Amer. 5.6%
Europe-Africa 5.1%
Europe-N. Amer. 4.2%
Intra-Europe 3.6%
Intra-N. Amer. 3.0%
ATSG target markets

ATSG
Air Transport Services Group, Inc.

Current 767 Freighter Deployments

38 CAM-Owned 767Fs in Service

21 External Leases

13 DHL - U.S.

Seven-year leases running thru 2017-18

Piloted by ABX Air crews under CMI agreement

8 Other External

3 Amerijet thru 2017-18

2 CargoJet thru 2015

2 RIO thru 2016

1 FirstAir thru June 2012

17 Internal Leases (ACMI)

11 ABX Air

6 ATI

Geographic Distribution

8 in Latin America

4 in Europe

1 in Far East

1 in Middle East

3 in North America

5 Operating Lease 767Fs

4 leased from DHL; ABX operates them in U.S. under CMI agreement

1 leased 767-300 through 2014, ABX operates it N. America/Europe under ACMI with DHL

5 CAM-Owned 767-300s in Mod

Deployment Targets:

1Q: 0

2Q: 2

3Q: 2

4Q: 1

767-200 767-300

ATSG
Air Transport Services Group, Inc.

Note: Reflects deployments as of Feb. 15, 2011

Schenker Restructuring Effect

- Schenker cargo routed via DHL's U.S. network, requiring one 767-200 and two 727-200 freighters; additional 757-200 to replace one 727-200 by end of February
- 3rd Qtr 2011 impairment charges of $27.1 million for DC-8 and Boeing 727 fleets, Schenker customer intangible, goodwill; Remaining net book value of entire DC-8 and Boeing 727 fleets less than $18 million.
- Surplus DC-8 and 727 aircraft to be parted out or sold, reducing projected 2012 maintenance capex requirement by $10-15 million
- Reimbursed fuel expense reduced; CCIA & ATI organizations to share overhead and administrative functions, reduce workforces by 35-40%

ATSG
Air Transport Services Group, Inc.

Fourth Quarter 2011, 2012 Outlook

- 4th Qtr 2011 results for adjusted EPS from continuing operations projected to be in line with expectations; ATSG will report its 4th Qtr and full year 2011 results at market close on Monday, March 5th
- Five currently-owned 767-300s scheduled for deployment in 2012, including two acquired in February
- 2012 adjusted EBITDA from continuing operations projected at $190-200 million, down slightly from prior guidance; Expect lower 1st Qtr 2012 results with improving trend thereafter
- Factors impacting 2012 EBITDA guidance include:
  - higher pension expense due to lower discount rates and investment earnings
  - tighter supplies of 767-200 used engine parts, increasing power-by-hour cost
  - 1st Qtr airlines staff transitioning costs related to the Schenker wind-down

ATSG
Air Transport Services Group, Inc.

Strong Cash Flow With Limited Risk Profile

Long-term leases for more than half of our wide-body freighters

- Average remaining lease term for 21 leased 767Fs is five years
- More than half deployed with strategic partner DHL, world's largest logistics provider.

Higher fuel costs don't affect P&L, and enhance fleet values

- Lease/ACMI model requires customer reimbursement of nearly all fuel expense
- Boeing 767s are preferred replacement for aging mid-sized narrow-body freighters, including DC-8 and A300-B4, with fuel costs a major driver of replacement timing
- Modal shifts limited to specific situations involving mismatch of aircraft and route/payload factors

Most freighters deployed in established global air networks

- More than 30 aircraft deployed with major air-cargo network providers DHL, TNT, U.S. Military
- Block-hour per aircraft stable and generally above minimums
- No direct payload risk in any of our agreements

Focused on aircraft deployments into global growth markets

- Aircraft deployment decisions consider opportunities in large, fast-growing air cargo regions: Middle East, Asia, Latin America
- 767 freighter's range and capacity uniquely suited to intra-regional "spoke" service, feeding large wide-body intercontinental cargo carriers

Limited risk, strong cash and asset-value returns from 767Fs; minimal cash taxes until 2014 or later

- Expanding 767 freighter fleet yields attractive, annuity-like ROIs via long-term leases
- Significant market-value gains on P-2-F aircraft conversion investments

ATSG, Inc. Non-GAAP Reconciliation Statement-1

Reconciliation Stmt. ($ in 000s)	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ 10,784	$ 15,898	$ 16,670	$ 19,965	$ 4,590	$ 19,657	$ (6,666)
Severance & Retention	(3,549)	-	-	-	-	-	-
Derivative Gain/Loss, Credit Agrmt. Term.	-	-	-	-	6,802	(360)	1,881
Impairment Charges	-	-	-	-	-	-	27,144
Adjusted Pre-tax Earnings	7,235	15,898	16,670	19,965	11,392	19,297	22,359
Interest Income	(73)	(85)	(83)	(75)	(66)	(33)	(29)
Interest Expense	5,189	4,594	4,641	4,251	4,103	3,537	3,304
Depreciation and amortization	20,800	21,752	22,758	22,284	22,371	23,878	22,616
Adjusted EBITDA	33,151	42,159	43,986	46,425	37,800	46,679	48,250
Severance & Retention	3,549	-	-	-	-	-	-
Derivative Gain/Loss, Credit Agrmt. Term.	-	-	-	-	(6,802)	360	(1,881)
Impairment Charges	-	-	-	-	-	-	(27,144)
EBITDA from Cont. Oper.	$ 36,700	$ 42,159	$ 43,986	$ 46,425	$ 30,998	$ 47,039	$ 19,225

Net Income Reconciliation	3Q 2011	# of Shares	Earnings Per Share
(in 000s except Per-Share Amts.)			
GAAP Net Income From Continuing Operations	$ **(4,826)**	**63,334**	$ **(0.08)**
After-tax Impairment Charges	17,584		0.28
After-tax Derivative Gain/Loss, Credit Agrmt. Term	1,172		0.02
Effect of Anti-Dilution	-	788	-
Adjusted Net Income	$ **13,930**	**64,122**	$ **0.22**

EBITDA, Adjusted EBITDA, Adjusted Pre-Tax Earnings, Adjusted Net Income and Adjusted Earnings Per Share (EPS) all from continuing operations, and Total Debt/Adjusted EBITDA Ratio are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA excluding results from Severance & Retention Activities, unrealized gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements. Adjusted Pre-Tax Earnings, Adjusted Net Income and Adjusted Earnings Per Share exclude the results from Severance & Retention Activities, unrealized gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements.

Management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its performance, including as a measure of liquidity. EBITDA, Adjusted EBITDA, Adjusted Pre-tax Earnings, Adjusted Net Income, and Adjusted Earnings Per Share should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.

ATSG, Inc. Non-GAAP Reconciliation Statement- 2

Reconciliation Stmt. ($ in 000s except Ratios)		2008		2009		2010		TTM 9/30/11
GAAP Pre-tax Earnings (Loss)	$	(56,619)	$	45,358	$	63,317	$	37,546
Interest Income		(2,335)		(449)		(316)		(203)
Interest Expense		37,002		26,881		18,675		15,195
Depreciation and amortization		93,752		83,964		87,594		91,149
EBITDA	$	71,800	$	155,754	$	169,270	$	143,687
Impairment Charges		91,241		-		-		27,144
Severance & Retention		(816)		(16,727)		(3,549)		-
Deriv. Gain/Loss and Credit Agrmt Term Termin.								8,323
Adjusted EBITDA from Continuing Operations	$	162,225	$	139,027	$	165,721	$	179,154
Debt Obligations	$	512,486	$	377,427	$	302,528	$	336,140
Debt Obligations/Adjusted EBITDA Ratio		3.16		2.71		1.83		1.88

Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations) divided by Adjusted EBITDA from Continuing Operations on a trailing 12 months basis.

Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of liquidity. Debt Obligations/Adjusted EBITDA Ratio should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.

58 ATSG In-Service Aircraft*

767-300		767-200		757-200		DC-8		727-200	
Total	**3**	**Total**	**41***	**Total**	**3**	**Total**	**7**	**Total**	**4**
Owned	2	Owned	37	Owned	3	Freighter	3	Owned	4
Leased	1	Leased	4			Combi	4		

*Includes one passenger 767-200

* As of Feb 15, 2012